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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Amendment No. 1
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2006

                            HAMPSHIRE GROUP, LIMITED
             (Exact name of Registrant as specified in its charter)

           Delaware                      000-20201               06-0967107
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

1924 Pearman Dairy Road Anderson, South Carolina              29625
    (Address of principal executive offices)               (Zip code)

                                 (864) 231-1200
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Explanatory Note

Hampshire Group, Limited (the "Company") filed a Current Report on Form 8-K with the Securities and Exchange Commission on December 14, 2006 (the "Original Filing") under Items 3.01, 4.02, 8.01 and 9.01. The Company is filing this Amendment No. 1 on Form 8-K/A to the Original Filing to provide additional information under Item 4.02. Items 3.01, 8.01 and 9.01 in the Original Filing are not being amended.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Item 4.02 of the Original Filing is herby amended by adding the following to the end thereof:

Management currently believes that various expenses that previously were accounted for as business expenses should have been considered employee compensation based on Internal Revenue Service guidelines. Certain employees were also provided with non-accountable expense allowances that management believes should have been reported as compensation to the employee. As a result, withholding taxes should have paid on these amounts, and the Company may be responsible for failure to withhold on these amounts as well as interest and penalties thereon. In addition, as a result of limitations on deductibility imposed by the Internal Revenue Code, the Company may not be able to deduct certain of these expenses for income tax purposes. The effect of these lost deductions is that taxable income and income tax expense for certain prior periods may increase because these amounts were previously deducted as business expenses.

The Company also may have failed to comply with a number of technical tax requirements relating to certain incentive based plans and deferred compensation arrangements. As a result, amounts contributed to these plans during certain years may be taxable to certain employees in that year rather than deferred. The effects of these changes are that the employees will have received additional taxable income for such years, the Company may be responsible for withholding taxes on such amounts, and the Company may be responsible for interest and penalties on such withholding taxes. In addition, as a result of the Internal Revenue Code limitations, the Company may not be able to deduct certain of these expenses for income tax purposes. The effect of these lost deductions is that taxable income and income tax expense for certain prior and future periods may increase due to the limitations on the deductions.

As noted in the Original Filing, management is continuing to review these and other issues and is unable to estimate or quantify amounts at this time.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   HAMPSHIRE GROUP, LIMITED


                                   By: /s/ Heath L. Golden
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                                      Name:   Heath L. Golden
                                      Title:  Vice President and General Counsel


Dated: December 22, 2006